Exhibit 99.2

INVESTOR PRESENTATION December 7, 2021

This presentation (this “Presentation”) and any oral statements made in connection with this Presentation do not constitute a n o ffer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warra nti es, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will American Virtual Cloud Technologies, Inc. (“AVCT”) or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of pr ofi t arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection th ere with. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes. AVCT h as not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation ar e not to construe its contents, or any prior or subsequent communications from or with AVCT or its representatives as investment, legal or tax advice. In addition, this Presentation do es not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of AVCT or an investment in AVCT. Recipients of this Presentation should each make th eir own evaluation of AVCT and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward - Looking Statements This Presentation includes certain statements that are not historical facts but are forward - looking statements for purposes of t he safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “ estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicat e f uture events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of r evenue and other financial and performance metrics and projections of market size and opportunity. These statements are based on various assumptions and on the current expectations of AVCT’s mana gem ent and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and, must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will dif fer from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward - looking statements are subject to a number of risks and uncertainties, including changes in AVCT’ s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates; AVCT’s substantial indebtedness; risks associated with the potential eff ect s of COVID - 19 on AVCT’s business; risks that the Kandy Communications business will not be integrated successfully; failure to realize anticipated benefits of the combined operations; ability to ret ain key personnel; the potential impact of consummation of the Kandy Communications acquisition on relationships with third parties, including customers, employees and competitors; conditions in th e capital markets; and those factors discussed in AVCT’s annual report on Form 10 - K filed with the SEC on March 31, 2021 under the heading “Risk Factors,” and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be add itional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. I n addition, forward - looking statements reflect AVCT’s expectations, plans or forecasts of future events and views as of the date of this document. AVCT anticipates that subsequent events and developm ent s will cause its assessments to change. However, while AVCT may elect to update these forward - looking statements at some point in the future, AVCT specifically disclaims any obligation to do s o. These forward - looking statements should not be relied upon as representing AVCT’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should no t b e placed upon the forward - looking statements Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of AVCT and other companies, which are the p rop erty of their respective owners. 2 DISCLAIMER

April 2020 Pensare completes business combination with Computex, changing the name to AVCtechnologies, Inc. (Nasdaq: AVCT) December 2020 AVCT acquires Kandy Solutions cloud communications platform from Ribbon Communications April 2016 Pensare Acquisition Corporation, a special purpose acquisition company (SPAC) listed on Nasdaq Globally deployed, white - label, carrier grade, cloud - based platform for Unified Communications as a Service (UCaaS), Contact Center as a Service (CCaaS), and Communications Platform as a Service (CPaaS) FORMATION OF AVCT 3

Darrell Mays Thomas King Kevin Keough Chuck Canton Robert Willis Chief Executive Officer Chief Financial Officer President President Kandy Communications Vice Chairman • Founder and CEO, nsoro (sold to MasTec, NYSE: MTZ) • 7 follow - on acquisitions and $11 Bn+ in contractual revenue with AT&T • Managing Partner, Navigation Capital Partners • Former Chief Financial Officer at Tier One Holding Corp & Allied Systems Holdings, Inc. • Former Engagement Partner at Tatum (a Randstad Company) • Former Managing Director, Investcorp North American Private Equity Group • Former Head of portfolio management, Arcapita • Former Partner, McKinsey & Co. • Former Global Vice President of Customer Success and Operations at Vonage Holdings (NYSE:VG) • Former President of Services and Operations at Compass • Managing Partner of Navigation Capital’s SPAC Operations Group • Former President of Pensare Acquisition Corporation (Nasdaq: WRLS) • Former Founder of Gaming VC Holdings, which went public on the London Stock Exchange, and served as Financial Director LEADERSHIP EXECUTIVES AVCT BoD 4

INVESTMENT HIGHLIGHTS Select strategic alliances in numerous verticals including healthcare, entertainment, communication services, education, IoT and security Compelling and expanding margin profile highlighted by notable top - line revenue growth Sizable and increasing TAM for cloud communications is on track to nearly double over the next four years I II III IV V Strong management team with 20+ years of industry and public company experience VI Strong and broad base of existing customers including notable mid and large enterprise accounts and technology leaders Industry leading multi - service cloud communications platform for UCaas , CPaaS and CCaaS services, white - label and API enabled for easy and seamless integration 5

RECENT DEVELOPMENTS CONTINUED GROWTH • Continued growth with current customers and partners highlighted by strategic alliances with large enterprise customers inclu din g AT&T, IBM, and Etisalat • Strong organic and inorganic growth potential STRATEGIC INITIATIVES • Divesting the Computex business unit and using the proceeds to further deleverage the balance sheet • Creating an end - to - end cloud company with a comprehensive suite of Unified Communications as a Service (UCaaS), Communications Platform as a Service (CPaaS), and a Contact Center as a Service (CCaaS) capabilities • Completed a management transition and strategic realignment bringing a wealth of industry experience to the senior management te am • Robust acquisition pipeline KANDY FINANCIAL HIGHLIGHTS • Continued revenue growth from $14.3 million in 2020 to projections of $18.8 and $37.8 million in 2021 and 2022, respectively • Margin expansion will naturally occur as revenue growth leverages the operating platform 6

CCaaS UCaaS With demand for cloud technology increasing, the already sizable TAM for cloud communications is on track to nearly double in size over the next four years Sources: IDC UC and Collaboration 2019 - 2025 May 2021, Juniper CPaaS: Future Market Outlook & Emerging Opportunities 2020 - 2025 Ju ly 2021, Company Estimates, September 2021 THE MARKET CPaaS $58B $100B 7 2025 2021 $42 Billion Increase

VIRTUALIZATION • Economies of Scale • Lower Total Cost of Ownership • Pay for what you use • Agile Innovation UNIQUE POSITIONING AVCT is uniquely positioned to monetize mega trends in the enterprise cloud communications GLOBALIZATION • Extended Geographical Reach • Ubiquitous Experience • Virtual Identity • Gig Economy MOBILIZATION • Work from Anywhere • Network • Any Device • Mobile First 8

UCaaS Unified Communications As a Service White - Label • Anywhere/ Any device • Communications & Collaboration • Cloud PBX • SIP Trunking, Global PSTN • Customizable packages • Reseller ready white - label portal • WebRTC differentiation : Wrappers, soft clients, WebRTC API CCaaS Contact Center As a Service White - Label • Better customer experience • Omni Channel Communications • Powerful Chat/Voice AI bots • Basic to advanced options • Kandy Live Support • Kandy Call Center • Kandy Contact Center CPaaS Communications Platform as a Service White - Label • API - enables existing network and services • Digital portal for obtaining & managing carrier services supporting SMB, mid and large enterprise • Supports marketplace and traditional service sales models • Turnkey apps • Integrated CSP billing UC Solutions Global PSTN Contact Center Solutions Messaging, Chat, Voice, Video, and 2FA APIs, SDKs Secure Digital Transformation Solutions for Enterprise Communications and Customer Engagement MS Teams DRaaS Microsoft Teams Direct Routing As a Service White - Label • Global PSTN calling using existing enterprise voice plan • White - glove onboarding with a self - service portal for auto management • Multi - vendor phone support including non - Teams devices • Kandy UCaaS/CPaaS integration for advanced features Microsoft Teams Global PSTN KANDY'S INTEGRATED PORTFOLIO OF SERVICES 9

WHO DO WE COMPETE AGAINST? 10 UCaaS (Telephony) CCaaS (Contact Center) CPaaS (Programmable APIs) # o f S e a ts 1,000+ L a r g e E n t e r p r i s e 10 0 – 1 , 00 0 M e d i u m E n t e r p r i s e 1 0 – 99 Small Business 1 - 9 S o H o 1 , 000 + L a r g e E n t e r p r i s e 50 0 – 1 , 00 0 M e d i u m E n t e r p r i s e 10 0 – 499 S m a l l B u s i n e s s 1 - 9 M i cr o C a rr i e r - G r a d e E n t e r p r i s e - C e n t r i c Transactional

BREADTH OF CAPABILITIES 11 UCaaS CPaaS CCaaS O r g a n i ca ll y D e v e l o p e d, C o h e s i v e Platform C o n n e c t i v i t y / SD - W A N G l ob a l P r e s e n c e W h i t e L a b e l & P a r t n e r P o r t a l s W h i t e Gl o v e S e r v i c e S e c u r i t y O ff e r i n g N et w o r k M a n a g e m e n t A d v a n c e d N O C U C aa S Ta r g et C u s t o m er s ( s e at s ) S m a l l B u s i n e s s ( 1 0 - 99) White Label M e d i um E n t e r p r is e ( 10 0 - 1 , 0 0 0 ) L a r g e E n t e r p r is e ( 1 , 0 0 0 + ) Capabilities C a rr i e r s / Ma n a g e d Ne t w o r k / C a b l e CC aa S C P aa S L e g ac y / On - P r e m

PLATFORM USER (SEAT) GROWTH 12 Explosive Y ear - O ver - Y ear Growth on our Platform ᤯ 505 % Subscriber Growth (68K to 412K+) GROWTH H I G H L I G H TS ᤯ ~ 90 % CAGR from 1Q19 – 1Q21 ᤯ Growth Accelerating ᤯ Accelerating STaaS Growth ( Note: Seat counts exclude approximately 32,000 usage based seats associated with CPaaS as of 12 /1/21 . 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Current

AVCT supports customers’ domestic and international operations: KANDY'S GLOBAL REACH 13 • Geo - redundant global cloud footprint • Carrier - grade elements with high availability design • Deployed in world - class datacenters • 24/7 support Network Operating Center (NOC) • Network & connectivity available (SD - WAN, etc.) • Maintained by Kandy experts with decades of experience managing carrier - grade networks • Global footprint with 10 data centers • Full access to global PSTN (120 Countries) • Redundancy & resiliency built in • Carrier - grade 99.999% reliability PREM IER CLOUD PROVIDERS (Storage / Compute) C ARRIER SUPER NETWORK PROVIDERS (Dial t one)

LARGE, GLOBAL CHANNELS AND ENTERPRISES TRUST KANDY With Kandy’s global reach and white - label services, enterprises can move away from legacy telephony and expensive infrastructure Many of the world's largest carriers and enterprises including AT&T, IBM, and Etisalat have chosen Kandy for their cloud communication needs Secure Digital Transformation Solutions for Enterprise Communications and Customer Engagement Large Enterprise & Vertical Focus Solving complex real - time communications Flexible Global Cloud & Network Footprint Global cloud footprint and PSTN access for flexibility for service providers & enterprise Bridge CPaaS & UCaaS Protect existing investments, preserve quality of service, enterprise - grade SLAs, integrate Microsoft Teams Direct Routing Commercial Benefits Value - based package pricing options, self - serve push - button deployment, monthly subscription, transactional APIs Customer Engagement Boost customer satisfaction and engagement w/ omnichannel, AI Chat, AI IVR and social media AVCT provides enterprise international deployment, staging, monitoring, Tier 1 support, customer onboarding, gateways, phones and hands on assistance 14

CLOUD COMMUNICATION PLATFORM 15 HERE’S HOW: Our platform enables real time communication in any app, service, and business process in both B2B and B2C environments COMMUNICATIONS PLATFORM a k a C P aa S | b ille d p e r t r a ns a c t i on | B 2 B Individual voice, video, messaging, and conferencing applications (like widgets) sold a s d e v el o p m e n t k i ts ( S D K s ) a n d A P I s WHAT IT IS: A s i ng l e p l a t f o r m o r hu b to c on s o li d a te a l l e n t e r p r i s e c omm u n i c a t i o n s i n o r d e r to streamline interoffice collaboration An omni - channel, AI - enabled c o mm un i c a t i o n s o l u t i on th a t a ll o w s companies to host contact centers in the c l o ud , ra th e r th a n on - p r e m i s e Developers adding RTC to a digital product CTOs, Product Developers, Independent S o f t w ar e V e nd o r s ( I S V s ) BEST FOR: Companies wanting central communications CIOs, COOs, CEOs, or S y s t e m I n t e g ra to r s Sales and Customer Service Departments Outbound Salespeople, I nb o un d s e r v i c e R e p s D e v el o p e r s a t a b a n k us e the m e ss a g i n g A P I to qu i c k l y a d d a r e a l - t i m e - c h a t f un c t i o n to th ei r o w n o n li n e b a n k i n g a pp li c a t i on E X A M P LE S : The bank’s IT department purchases the U C aa S p l a t f o r m s o e m p l o y ee s c a n a cc e s s phon e , v i d e o , a n d m o r e a l l f r o m on e hub T h e b a n k ’ s c us tom e r s e r v i c e t e a m c a n a ns w e r c a ll s , r o u te th e m b y i ssu e , a n d r e c o r d c us tom e r no t e s – a l l from home UNIFIED COMMUNICATIONS a k a U C aa S | b ille d p e r us e r | B 2 C CONTACT CENTER a k a CC aa S | b ille d p e r us e r | B 2 B

PRODUCT SUITE AND VERTICAL MARKETS • Deliver rich multimedia experiences, changing the way people communicate • Improved customer experience • No plugins or software required • Supports private and public cloud options • Enables businesses to leverage their current cloud deployment • Embedding of robust communications services into any business process or application Kandy offers a proprietary API enabled carrier - grade platform that empowers service providers and their enterprise customers to bolt on to any communications infrastructure and enable developers to embed next gen frictionless communications into their business. TEAM COLLABORATION & COMMUNICATION HEALTHCARE SURVEILLANCE ENTERTAINMENT INTERNET OF THINGS ONE - WAY CONVERSATIONAL DEVICES CONNECTED & SELF - DRIVING AUTOMOBILES ONLINE EDUCATION USE CASES 16

SALES STRATEGY CHANNEL: White - Label • Target technology providers, such as Service Providers (SPs), Resellers, Independent Software Vendors (ISVs), and System Integrators (SIs) • Strategic Alliances: Companies looking to co - invest to monetize cloud communication technology e.g., AT&T marketplace and IBM • Partners: Companies looking to white label or resell cloud technologies e.g., Etisalat and AT&T. Significant opportunity to grow revenue with existing partners while identifying new ones DIRECT: Direct to Enterprise • Target enterprises looking to deploy their own cloud technology using APIs/SDKs and/or enable cloud communications to support their business and customer communications and interactions • Organic: Target select vertical markets with high growth potential e.g., government, retail, financial, & healthcare • Inorganic: Make selective acquisitions to expand use of the Kandy platform AVCT is positioned to gain market share as a premier white - label cloud communications provider, checking the CPaaS, CCaaS & UCaaS boxes, while also capitalizing on our direct to enterprise capabilities (e.g. Tier 1 support) to sell through our partners or direct 17

Our Platform Empowers Organizations to Power Our World FORTUNE 50 TECHNOLOGY LEADER • Partner for UCaaS Center of Excellence • Cloud instance to support province of Quebec • Cloud instance to support Hertz Corporation FORTUNE 10 TELECOM PROVIDER • API marketplace: CPaaS funnel growing with F100 accounts • Provider of Microsoft Teams direct routing • Provider of CCaaS click - to - connect IP toll - free enhancements LARGEST PTT IN MIDDLE EAST • Private cloud UCaaS, CCaaS, and CPaaS solutions in highly regulated environment SELECT STRATEGIC ALLIANCES 18

SELECT STRATEGIC ALLIANCES IBM | UCaaS • UCaaS Center of Excellence • Smart Office – desktop & mobile • Contact Center | Auto Attendant | Live Support | AI - IVR IBM Cloud | For Financial Services • UCaaS • Smart Office – desktop & mobile • Contact Center • SIP Trunking • Announced Offering 9/21 19

AT&T API Marketplace Real - time communications Faster. Smarter. Better. Self Service APIs • Messaging • Voice • Video • Chat • 2FA • Location Turnkey Apps • Click - to - Connect • Virtual Directory • Click - to - Connect w/ Toll Free* Developer Community • Dev - to - Dev Collaboration • Community Tab • Developer Tips/Tricks IPTF Click - to - Connect • TF Enhancement • IPTF Click - to - Connect • C2C/Minute (Amazon) • AI IVR 3 rd Party Application On - boarding • Digital contract/ brand/sell/bill/ Provision • Developer - to - Market Solutions Connectivity • SBCaaS • Microsoft Teams • STaaS • Number Management SELECT STRATEGIC ALLIANCES 20

SELECT STRATEGIC ALLIANCES Kandy Call Center Cloud Talk Meeting & Collaboration Third Party Applications Private cloud • UCaaS, CCaaS, CPaaS • APIs, SDKs, WebRTC • Regulatory compliance • Security • Telehealth American Hospital of Dubai • Workstream apps Braidio • Audio & Video • Conferencing • Collaboration • Mobile apps • Inbound voice call center • SIP Phones & Softphones • Supervisor console 21

Auto & Consumer Law & Municipal Communication Services & Connectivity Enterprise Solutions Financial & Technology Education & Healthcare COLLECTIVE PORTFOLIO OF STRONG ENTERPRISE CUSTOMERS AVCT is growing rapidly and has a strong base of existing customers including notable enterprise accounts and technology leaders Kandy services are deployed in more than 27,000 businesses via partners across enterprise verticals of education, healthcare, finance, and retail. Customer deployment ranges from 5 to 150,000 seats. 22

MARQUEE CLOUD CUSTOMERS 23 • O n e t h e l a r g e s t kn o wn e n t e r p r i s e mi g r at i o n s t o date • U C aa S i n t e g r at ed w i t h 3rd party SD - WAN • R e a li z i n g s a v i n g s i n d i a l t o n e & d ata c o m c o s t s • C r e at ed z e r o t o u ch provisioning tools to m i g r at e a l l t h e s t o r e assets • C r e a t ed a m e d i at i o n l a y er a c r o s s e x i s t i n g l e g a cy v e nd o r s • Saving $25MM annually i n m a i n t e n a n ce c o s t s • L e v e r a g es e x i s t i n g I T assets (Cisco, Acano, D i g i ta l A ss i s ta n t , Z oo m , Jabra headsets) • L a r g e s t t e l e c o m o p e r at o r i n t h e M i dd l e - E a s t , 140 MM t o ta l s ub s in 16 countries • E t i s a l a t F o un d s u cce s s w i t h K a nd y a f t er f a il ed att e m p t s w i t h o t h er r e pu ta b l e v e nd o r s • P r i v at e c l o u d U C aa S solution, CCaaS/CPaaS expectednext • C r e a t i n g a c o mm o n , c i t y - wide, collaboration environment for City of Los Angeles staff • M i g r at e s e at s f r o m 4 5 l e g a cy o n - p r e m i s e P B X s • L A P D , li b r a r y , s a n i tat i o n , building department already migrated • Canadian public c l o u d i n s ta n ce t o s upp o r t t h e P r o v i n ce of Quebec • K a nd y w a s t h e o n l y v e nd o r t h a t m et requirements • All of the Province’s t e l e c o m s e r v i ces w il l mi g r at e o v er a number of years • L a un c h ed A T & T A P I m a r k e t p l a ce i n e a r l y 202 0 • Won click - to - connect IP Toll - Free enhancement w i t h CC aa S w r a pp e r s (f a l l 2020 launch) • L a r g e C P aa S f unn el g r o w i n g w i t h Fortune 100 accounts • M SF T T e a m s pu rc h a s e order signed Oth e r S ele c t C us tom e r s AVCT has implemented large deployments for customers who will continue to grow. We anticipate four million seats associated with these embedded clients at full deployment 500 K T o t a l S e a t s * * - Number of seats reflect expected deployments by year end 2021

Appendices

Carrier Services MULTI - SERVICE BACKBONE FOR SERVICE PROVIDERS AND ENTERPRISE Enterprise Teams DR, UCaaS & STaaS Portals API Marketplace APIs Voice Video SIP Trunk SMS PSTN Billing MSG / RCS Third - Party SaaS/App Vendors • New channel for ISVs to monetize their apps • Augment portfolio with partner and Kandy services • 1 st and 3 rd party apps Kandy Marketplace/CPaaS • Robust communications APIs • Provisioning and billing API platform for seamless integration • Kandy self - service portal and admin management ( purchase, MACD, etc.) Telco • Kandy CPaaS & UCaaS API integration with p partner ( PSTN, messaging, billing, etc .) • Maximize voice and network revenues • Simplify management & billing Enterprise • Manage and consume digitally • Assign users & admins • Move, Add, Change or Deletion (MACD) • Purchases and assign apps and services to employees IoT Healthcare Finance Retail Manufacturing SBC 3 rd Party Apps Kandy Services (Digital Consumption) SMS / RCS STaaS AI Chat AI IVR Edge SBCs PSTN / E.S. UCaaS Web RTC Kandy Apps Collab UCaaS Kandy Managed Services